Exhibit 10.33

AMENDMENT NO. 2 TO

FOREBEARANCE AND WARRANT MODIFICATION AGREEMENT

THIS AMENDMENT NO. 2, dated as of May 14, 2009 (this “Amendment”), to that certain forbearance and waiver modification agreement, dated February 25, 2009, as amended by that certain Amendment No 1 to forbearance and waiver modification agreement, dated May 6, 2009 (collectively, the “Agreement”), by and between NATIONAL HOLDINGS CORPORATION, a Delaware corporation (the “Company”), and CHRISTOPHER C. DEWEY (the “Lender “).

W I T N E S S E T H

WHEREAS, as of the date hereof there is currently a principal amount of $500,000 due the Lender; and

WHEREAS, the Company and the Lender wish to amend the Agreement on the terms set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1.           Definitions; References; Continuation of Agreement.  Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.  Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.  Except as amended hereby, all terms and provisions of the Agreement shall continue unmodified and remain in full force and effect.  Capitalized terms used herein not otherwise defined having the meanings ascribed to them in the Agreement.

2.           Amendment.  Section 3 of the Agreement is hereby amended as follows: the date “May 12, 2009” is hereby deleted and in its place and stead the date “May 22, 2009” is inserted.

3.           Counterparts.  This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

NATIONAL HOLDINGS CORPORATION

By:  /S/ MARK GOLDWASSER
Mark Goldwasser, CEO

/S/ CHRISTOPHER C. DEWEY
Christopher C. Dewey